UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 7, 2018
Commission file number: 1-16153

Tapestry, Inc.
(Exact name of registrant as specified in its charter)

Maryland	52-2242751
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
10 Hudson Yards, New York, NY 10001
(Address of principal executive offices); (Zip Code)
(212) 594-1850
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
This Current Report on Form 8-K (“Current Report”) is being filed by Tapestry, Inc. ("Tapestry" or the "Company") to retrospectively adjust certain financial information and related disclosures contained in the Company’s Annual Report on Form 10-K for the fiscal year ended July 1, 2017, filed on August 18, 2017 (“2017 Form 10-K”), as described below, and for the purpose of incorporating by reference the exhibits filed herewith into its registration statements. The information in this Current Report is not an amendment to, or restatement of, the 2017 Form 10-K.
Change in Segment Reporting
As we disclosed in our 2017 Form 10-K, during fiscal 2018, the Company realigned its reportable segments with the new structure of its business following the acquisition of Kate Spade & Company ("Kate Spade"). As a result of this realignment, the Company now has three reportable segments: Coach, Kate Spade and Stuart Weitzman. The Company's former North America and International segments have been consolidated within the new Coach segment.
To reflect the change in segments, the following Items of the 2017 Form 10-K have been adjusted retrospectively (which Items, as revised, are filed herewith as Exhibit 99.1 and incorporated herein by reference):

•	Part I, Item 1. Business

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Part II, Item 8. Financial Statements and Supplementary Data
This Current Report does not reflect events that may have occurred subsequent to the original filing date of the 2017 Form 10-K, and does not modify or update in any way the disclosures made in the 2017 Form 10-K other than as required to retrospectively reflect the change in segment reporting, as described above. All other information in the 2017 Form 10-K remains unchanged. Without limitation of the foregoing, this filing does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations for information known to management subsequent to the date of filing of the 2017 Form 10-K. The information in this Current Report should be read in conjunction with the 2017 Form 10-K. For information on developments since the filing of the 2017 Form 10-K, please refer to the Company’s subsequent filings with the Securities and Exchange Commission.
Kate Spade & Company Financial Statements.
The historical unaudited condensed consolidated financial statements of Kate Spade as of July 1, 2017, December 31, 2016 and July 2, 2016 and for the three and six month periods ended July 1, 2017 and July 2, 2016 are filed herewith as Exhibit 99.2 and incorporated herein by reference, and should be read in conjunction with the Kate Spade historical audited consolidated financial statements as of December 31, 2016 and for the three fiscal years ended December 31, 2016, January 2, 2016 and January 3, 2015, filed as exhibit 99.1 to the Company’s Form 8-K filed on May 31, 2017.
Pro Forma Financial Information.
The unaudited pro forma combined statement of income of the Company, giving effect to the acquisition of Kate Spade and related financing transactions, for the fiscal year ended July 1, 2017 is filed herewith as Exhibit 99.3 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are being furnished herewith:

Exhibit Number	Description
23.1	Consent of Deloitte & Touche LLP
99.1	Part I, Item 1. Business, Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations, Part II, Item 8. Financial Statements and Supplementary Data
99.2	Kate Spade & Company Financial Statements
99.3	Pro Forma Financial Information
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

Cautionary Statement Regarding Forward-Looking Statements
The information in this Current Report or incorporated herein by reference, may contain forward-looking statements based on management’s current expectations. Forward-looking statements include, but are not limited to statements that can be identified by the use of forward-looking terminology such as “may,” “will,” “can,” “should,” “expect,” “intend,” “estimate,” “continue,” “project,” “guidance,” “forecast,” “anticipate,” “moving,” “leveraging,” “developing,” “driving,” “targeting,” “assume,” “plan,” “pursue,” “on track,” “well positioned to drive,” “look forward to,” “achieve” or comparable terms. Future results may differ materially from management’s current expectations, based upon a number of important factors, including risks and uncertainties such as expected economic trends, the ability to anticipate consumer preferences, the ability to control costs and successfully execute our transformation and operational efficiency initiatives and growth strategies and our ability to achieve intended benefits, cost savings and synergies from acquisitions, etc. Please refer to the Company’s latest Quarterly Report on Form 10-Q, its Annual Report on Form 10-K and its other filings with the Securities and Exchange Commission for a complete list of risks and important factors. The Company assumes no obligation and does not intend to update these forward-looking statements except as required by law.

INFORMATION REGARDING HONG KONG DEPOSITARY RECEIPTS
Tapestry's Hong Kong Depositary Receipts are traded on The Stock Exchange of Hong Kong Limited under the symbol 6388. Neither the Hong Kong Depositary Receipts nor the Hong Kong Depositary Shares evidenced thereby have been or will be registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States or to, or for the account of, a U.S. Person (within the meaning of Regulation S under the Securities Act), absent registration or an applicable exemption from the registration requirements. Hedging transactions involving these securities may not be conducted unless in compliance with the Securities Act.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
TAPESTRY, INC.

Date: February 7, 2018	By:	/s/ Todd Kahn
Name: Todd Kahn Title: President, Chief Administrative Officer & Secretary

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Deloitte & Touche LLP
99.1	Part I, Item 1. Business, Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations, Part II, Item 8. Financial Statements and Supplementary Data
99.2	Kate Spade & Company Financial Statements
99.3	Pro Forma Financial Information
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document